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                                                                      EXHIBIT 32



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Sybron Dental Specialties, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Floyd W. Pickrell, Jr., Chief Executive Officer of the Company, and I, Gregory
D. Waller, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Floyd W. Pickrell, Jr.

Floyd W. Pickrell, Jr.
Chief Executive Officer
August 13, 2003

/s/ Gregory D. Waller

Gregory D. Waller
Chief Financial Officer
August 13, 2003


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Sybron Dental Specialties, Inc. and will be retained by Sybron Dental Specialties, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.




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